Summary Prospectus December 3, 2010

MassMutual Premier Funds

MassMutual Premier Diversified Bond Fund

Ticker: Class Z–MDBZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.11%
Total Annual Fund Operating Expenses	.61%
Fee Waiver	(.12%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.49%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .12% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$51	$181	$327	$753

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 322% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income debt securities. These typically include: U.S. dollar-denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar-denominated bonds of foreign issuers, private placement bonds, including securities subject to resale pursuant to Rule 144A, convertible bonds, and mortgage-backed and other asset-backed securities. The Fund may invest in securities that are not denominated in U.S. dollars and securities subject to legal restrictions on resale. The Fund may, but will not necessarily, engage in foreign currency transactions to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, such as options (including swaptions and interest rate caps and floors), futures contracts, and swap contracts (including credit default swaps, total return swaps, interest rate and currency swaps), for hedging purposes or as a substitute for investing directly in securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash. The Fund may lend portfolio securities to broker-dealers, and may enter into repurchase transactions (including dollar rolls and reverse repurchase agreements).

The dollar-weighted average credit quality of the Fund is generally not expected to be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its net assets in below investment grade debt securities (“junk bonds”) or their unrated equivalent, as determined by the subadviser, Investments in such securities will vary based upon the subadviser’s assessment of market conditions and the amount of additional yield offered in relation to the risk of the instruments. The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Barclays Capital U.S. Aggregate Bond Index (as of January 31, 2010, the average duration of the Index was 4.28 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Babson Capital selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income debt securities and market sectors. Currently, Babson Capital may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Babson Capital may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Although Babson Capital may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that an issuer or the Fund’s counterparty to an over-the-counter transaction will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested.

Dollar Roll and Reverse Repurchase Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk See Portfolio Turnover above.

Leveraging Risk Instruments and transactions that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objectives. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage and Asset Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Over-the-Counter (“OTC”) Risk OTC transactions involve risks in addition to those associated with transactions traded on exchanges. The values of OTC investments may be more volatile than exchange-listed investments, and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these investments at a fair price. The Fund will be subject to the credit risk of its counterparty to an OTC transaction.

Securities Loans and Repurchase Agreement Risk A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on December 3, 2010 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/retire or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	6.08%	Lowest Quarter:	2Q ’04,	-1.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2009)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	13.46%	4.40%	5.79%

	Return After Taxes on Distributions	11.33%	2.52%	3.92%

	Return After Taxes on Distributions and Sale of Fund Shares	8.76%	2.65%	3.85%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.93%	4.97%	6.33%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Babson Capital Management LLC

Portfolio Managers:

William M. Awad III is a Managing Director and member of Babson Capital’s Fixed Income Team. He has managed the Fund since April 2005.

Jill A. Fields is a Managing Director and member of Babson Capital’s High Yield Investment Team and principally responsible for the day-to-day management of the high yield segment of the Fund. She has managed the Fund since December 2000.

Mary Wilson Kibbe is a Managing Director and Head of the Fixed Income Team at Babson Capital. She has managed the Fund since its inception.

David L. Nagle is a Managing Director and member of Babson Capital’s Fixed Income Team. He has managed the Fund since its inception.

Charles S. Sanford is a Managing Director and member of Babson Capital’s Fixed Income Team. He has managed the Fund since June 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

S-4